UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2023

PUBLIC STORAGE

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-2834996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California 91201-2349

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (818) 244-8080

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depository Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2023, the Board of Trustees (the “Board”) of Public Storage (the “Company”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately.

Among other things, the amendments effected by the Amended and Restated Bylaws:

•

Supplement procedural mechanics and disclosure requirements in connection with shareholder nominations of trustees and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of shareholders, including, among other things, addressing certain matters relating to Rule 14a-19 under the Exchange Act;

•	Modify certain procedural mechanics for the calling of special meetings of shareholders and the operation of shareholder meetings;

•	Clarify when the plurality voting standard applies;

•	Add emergency provisions that would be operative during the existence of any catastrophe or similar emergency condition as a result of which a quorum of the Board cannot readily be obtained; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

3.1	Amended and Restated Bylaws of Public Storage, effective November 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

Date: November 13, 2023	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Senior Vice President, Chief Legal Officer and Corporate Secretary